Exhibit 99.2 Acquisition of Reinhart Foodservice July 1, 2019 Exhibit 99.2 Acquisition of Reinhart Foodservice July 1, 2019

181 53 201 18 112 200 Disclaimer 27 109 203 223 238 166 This presentation has been prepared by us solely for information purposes. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended 179 85 165 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, completion and subsequent integration of our proposed acquisition of Reinhart Foodservice, L.L.C. (the “Reinhart Transaction”) and other non- 62 93 169 historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2018 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2019 filed with the SEC on May 8, 2019, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: competition in our industry is intense, and we may not be able to compete successfully; we operate in a low margin industry, which could increase the volatility of our results of operations; we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts; our profitability is directly affected by cost inflation and deflation and other factors; we do not have long-term contracts with certain of our customers; group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations; changes in eating habits of consumers; extreme weather conditions; our reliance on third-party suppliers; labor relations and cost risks and availability of qualified labor; volatility of fuel and other transportation costs; inability to adjust cost structure where one or more of our competitors successfully implement lower costs; we may be unable to increase our sales in the highest margin portion of our business; changes in pricing practices of our suppliers; our growth strategy may not achieve the anticipated results; risks relating to acquisitions, including the risks that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire; environmental, health, and safety costs; the risk that we fail to comply with requirements imposed by applicable law or government regulations; our reliance on technology and risks associated with disruption or delay in implementation of new technology; costs and risks associated with a potential cybersecurity incident or other technology disruption; product liability claims relating to the products we distribute and other litigation; adverse judgments or settlements; negative media exposure and other events that damage our reputation; anticipated multiemployer pension related liabilities and contributions to our multiemployer pension plan; decrease in earnings from amortization charges associated with acquisitions; impact of uncollectability of accounts receivable; difficult economic conditions affecting consumer confidence; departure of key members of senior management; risks relating to federal, state, and local tax rules, including the impact of the Tax Cuts and Jobs Act and related interpretations and determinations by tax authorities; the cost and adequacy of insurance coverage; risks relating to our outstanding indebtedness; our ability to maintain an effective system of disclosure controls and internal control over financial reporting; and the following risk related to the Reinhart Transactions: (i) the risk that U.S. federal antitrust clearance or other approvals required for the Reinhart Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and PFG’s resources or otherwise have an adverse effect on PFG; (ii) the possibility that certain conditions to the consummation of the Reinhart Transaction will not be satisfied or completed on a timely basis and accordingly the Reinhart Transaction may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the Reinhart Transaction; (iv) the possibility that the expected synergies and value creation from the Reinhart Transaction will not be realized or will not be realized within the expected time period; (v) the exertion of PFG management’s time and PFG’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third party consents or approvals for the Reinhart Transaction; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Reinhart Transaction or that the integration of Reinhart Foodservice will be more difficult or time consuming than expected; (vii) a downgrade of the credit rating of PFG’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (viii) unexpected costs, charges or expenses resulting from the Reinhart Transaction; (ix) the inability to retain key personnel; (x) disruption from the announcement, pendency and/or completion of the Reinhart Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xi) the risk that, following the Reinhart Transaction, the combined company may not be able to effectively manage its expanded operations. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this presentation and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this presentation that may affect the accuracy of any forward-looking statement, except as required by law. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Diluted EPS. These metrics have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these metrics, as presented by the Company may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business, including Performance Foodservice, PFG Customized, Vistar, West Creek, Silver Source, Braveheart 100% Black Angus, Empire’s Treasure, Brilliance, Heritage Ovens, Village Garden, Guest House, Piancone, Luigi’s, Ultimo, Corazo, and Assoluti. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation are without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks, and trade names. This presentation contains additional trademarks, service marks, and trade names of others, which are the property of their respective owners. All trademarks, service marks, and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of these securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state. 2 181 53 201 18 112 200 Disclaimer 27 109 203 223 238 166 This presentation has been prepared by us solely for information purposes. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended 179 85 165 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, completion and subsequent integration of our proposed acquisition of Reinhart Foodservice, L.L.C. (the “Reinhart Transaction”) and other non- 62 93 169 historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2018 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2019 filed with the SEC on May 8, 2019, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: competition in our industry is intense, and we may not be able to compete successfully; we operate in a low margin industry, which could increase the volatility of our results of operations; we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts; our profitability is directly affected by cost inflation and deflation and other factors; we do not have long-term contracts with certain of our customers; group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations; changes in eating habits of consumers; extreme weather conditions; our reliance on third-party suppliers; labor relations and cost risks and availability of qualified labor; volatility of fuel and other transportation costs; inability to adjust cost structure where one or more of our competitors successfully implement lower costs; we may be unable to increase our sales in the highest margin portion of our business; changes in pricing practices of our suppliers; our growth strategy may not achieve the anticipated results; risks relating to acquisitions, including the risks that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire; environmental, health, and safety costs; the risk that we fail to comply with requirements imposed by applicable law or government regulations; our reliance on technology and risks associated with disruption or delay in implementation of new technology; costs and risks associated with a potential cybersecurity incident or other technology disruption; product liability claims relating to the products we distribute and other litigation; adverse judgments or settlements; negative media exposure and other events that damage our reputation; anticipated multiemployer pension related liabilities and contributions to our multiemployer pension plan; decrease in earnings from amortization charges associated with acquisitions; impact of uncollectability of accounts receivable; difficult economic conditions affecting consumer confidence; departure of key members of senior management; risks relating to federal, state, and local tax rules, including the impact of the Tax Cuts and Jobs Act and related interpretations and determinations by tax authorities; the cost and adequacy of insurance coverage; risks relating to our outstanding indebtedness; our ability to maintain an effective system of disclosure controls and internal control over financial reporting; and the following risk related to the Reinhart Transactions: (i) the risk that U.S. federal antitrust clearance or other approvals required for the Reinhart Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and PFG’s resources or otherwise have an adverse effect on PFG; (ii) the possibility that certain conditions to the consummation of the Reinhart Transaction will not be satisfied or completed on a timely basis and accordingly the Reinhart Transaction may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the Reinhart Transaction; (iv) the possibility that the expected synergies and value creation from the Reinhart Transaction will not be realized or will not be realized within the expected time period; (v) the exertion of PFG management’s time and PFG’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third party consents or approvals for the Reinhart Transaction; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Reinhart Transaction or that the integration of Reinhart Foodservice will be more difficult or time consuming than expected; (vii) a downgrade of the credit rating of PFG’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (viii) unexpected costs, charges or expenses resulting from the Reinhart Transaction; (ix) the inability to retain key personnel; (x) disruption from the announcement, pendency and/or completion of the Reinhart Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xi) the risk that, following the Reinhart Transaction, the combined company may not be able to effectively manage its expanded operations. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this presentation and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this presentation that may affect the accuracy of any forward-looking statement, except as required by law. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Diluted EPS. These metrics have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these metrics, as presented by the Company may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business, including Performance Foodservice, PFG Customized, Vistar, West Creek, Silver Source, Braveheart 100% Black Angus, Empire’s Treasure, Brilliance, Heritage Ovens, Village Garden, Guest House, Piancone, Luigi’s, Ultimo, Corazo, and Assoluti. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation are without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks, and trade names. This presentation contains additional trademarks, service marks, and trade names of others, which are the property of their respective owners. All trademarks, service marks, and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of these securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state. 2

181 53 201 18 112 200 Today’s presenters 27 109 203 223 238 166 179 85 165 62 93 169 George Holm Chairman, President & Chief Executive Officer Jim Hope Chief Financial Officer Michael Neese VP Investor Relations 3 181 53 201 18 112 200 Today’s presenters 27 109 203 223 238 166 179 85 165 62 93 169 George Holm Chairman, President & Chief Executive Officer Jim Hope Chief Financial Officer Michael Neese VP Investor Relations 3

181 53 201 18 112 200 Acquisition of Reinhart Foodservice offers a 27 109 203 compelling strategic rationale 223 238 166 179 85 165 Expands geographic reach and overall scale 62 93 169 ü n Enhances PFG’s distribution platform and market density n Combined net sales of ~$30 billion Complementary customer-centric operating models ü n Consistent go-to-market approaches and selling cultures focused on customer success Enhances attractive customer base and product offerings ü n Diverse customer base includes independent restaurants, healthcare, education and other attractive segments n Combined portfolio of proprietary brands broadens PFG’s offering Significant synergy opportunities ü n Estimated $50 million in run-rate synergies in the third year following closing n Identified significant cost synergies primarily in procurement, operations and logistics Attractive valuation with compelling financial impact ü n The purchase price reflects a LTM Adjusted EBITDA multiple of 8.1x, net of tax benefits and synergies n On a percentage basis, excluding transaction-related amortization, expected to be low-single digit accretive to Adjusted Diluted EPS in year 1 and double-digit accretive with full run-rate synergies in year 3 4 181 53 201 18 112 200 Acquisition of Reinhart Foodservice offers a 27 109 203 compelling strategic rationale 223 238 166 179 85 165 Expands geographic reach and overall scale 62 93 169 ü n Enhances PFG’s distribution platform and market density n Combined net sales of ~$30 billion Complementary customer-centric operating models ü n Consistent go-to-market approaches and selling cultures focused on customer success Enhances attractive customer base and product offerings ü n Diverse customer base includes independent restaurants, healthcare, education and other attractive segments n Combined portfolio of proprietary brands broadens PFG’s offering Significant synergy opportunities ü n Estimated $50 million in run-rate synergies in the third year following closing n Identified significant cost synergies primarily in procurement, operations and logistics Attractive valuation with compelling financial impact ü n The purchase price reflects a LTM Adjusted EBITDA multiple of 8.1x, net of tax benefits and synergies n On a percentage basis, excluding transaction-related amortization, expected to be low-single digit accretive to Adjusted Diluted EPS in year 1 and double-digit accretive with full run-rate synergies in year 3 4

181 53 201 18 112 200 Reinhart Foodservice snapshot 27 109 203 223 238 166 Business description 179 85 165 62 93 169 n Second largest privately held foodservice distributor in the U.S. with over $6 billion in net sales n One of the country’s leading private distributors serving independent restaurants, healthcare, education and other attractive segments n Offerings include fresh meat, seafood, produce, dairy, coffee, dry groceries, disposables and foodservice equipment n Operates 26 distribution centers across the US Sales mix by product Sales breakdown by segment (2) Beverage Others 6% 9% Produce 7% Regional 12% (1) Non-Food Center of Plate 9% 37% National Accounts 47% Dairy 10% Frozen Independent 14% 32% Dry (canned) 17% Source: Company information. (1) Non-Food products include paper products and cleaning supplies. 5 (2) Others include schools, healthcare, exited customers and retail. 181 53 201 18 112 200 Reinhart Foodservice snapshot 27 109 203 223 238 166 Business description 179 85 165 62 93 169 n Second largest privately held foodservice distributor in the U.S. with over $6 billion in net sales n One of the country’s leading private distributors serving independent restaurants, healthcare, education and other attractive segments n Offerings include fresh meat, seafood, produce, dairy, coffee, dry groceries, disposables and foodservice equipment n Operates 26 distribution centers across the US Sales mix by product Sales breakdown by segment (2) Beverage Others 6% 9% Produce 7% Regional 12% (1) Non-Food Center of Plate 9% 37% National Accounts 47% Dairy 10% Frozen Independent 14% 32% Dry (canned) 17% Source: Company information. (1) Non-Food products include paper products and cleaning supplies. 5 (2) Others include schools, healthcare, exited customers and retail.

181 53 201 18 112 200 Reinhart enhances PFG presence and scale in key 27 109 203 geographies 223 238 166 179 85 165 Geographic benefits Customer benefits 62 93 169 ü Fills out Midwest ü Increased density of sales representatives enables more face time with customers ü Fortifies North East ü Leverage combined portfolio to enhance offering to ü Enhances South customers Performance Food Group Performance Foodservice Vistar Reinhart facilities Transaction improves network efficiency and increases overall scale by adding 26 distribution facilities Source: Reinhart management and company filings. 6 181 53 201 18 112 200 Reinhart enhances PFG presence and scale in key 27 109 203 geographies 223 238 166 179 85 165 Geographic benefits Customer benefits 62 93 169 ü Fills out Midwest ü Increased density of sales representatives enables more face time with customers ü Fortifies North East ü Leverage combined portfolio to enhance offering to ü Enhances South customers Performance Food Group Performance Foodservice Vistar Reinhart facilities Transaction improves network efficiency and increases overall scale by adding 26 distribution facilities Source: Reinhart management and company filings. 6

181 53 201 18 112 200 Transaction summary 27 109 203 223 238 166 179 85 165 62 93 169 n Performance Food Group (“PFG”) to acquire Reinhart Foodservice (“Reinhart”) in an all cash Transaction (1) (2) acquisition for $2.0 billion, or $1.7 billion net of ~$265 million present value of tax benefits structure and n Reinhart is the second largest privately held foodservice distributor in the U.S. with annual net terms (3) sales of over $6 billion and leading positions in key geographies n Purchase price reflects a LTM Adjusted EBITDA multiple of 10.6x net of ~$265m of estimated tax benefits Valuation n Purchase price reflects a LTM Adjusted EBITDA multiple of 8.1x, net of tax benefits and synergies n Expected to be low-single digit accretive to Adjusted Diluted EPS in year one and double-digit accretive to Adjusted Diluted EPS in year three, excluding transaction-related amortization Financial impact n Targeting a net debt-to-Adjusted EBITDA ratio of less than 4.0x in 24 months from closing n Transaction will be financed with a combination of cash on hand, debt, and equity proceeds subject to market conditions of $300 million to $400 million Financing n Committed financing for the acquisition provided by Credit Suisse and Wells Fargo n The transaction has been approved by the Board of Directors of Performance Food Group Closing and the governing body of Reinhart conditions n The transaction is subject to U.S. federal antitrust clearance and other customary closing conditions and is expected to close by the end of the calendar year (1) On a cash-free, debt-free basis. See PFG’s July 1, 2019 press release for further details. (2) Transaction structured for tax purposes as an asset deal via a purchase of the LLC interests. (3) Reinhart’s CY2018A net revenues. 7 181 53 201 18 112 200 Transaction summary 27 109 203 223 238 166 179 85 165 62 93 169 n Performance Food Group (“PFG”) to acquire Reinhart Foodservice (“Reinhart”) in an all cash Transaction (1) (2) acquisition for $2.0 billion, or $1.7 billion net of ~$265 million present value of tax benefits structure and n Reinhart is the second largest privately held foodservice distributor in the U.S. with annual net terms (3) sales of over $6 billion and leading positions in key geographies n Purchase price reflects a LTM Adjusted EBITDA multiple of 10.6x net of ~$265m of estimated tax benefits Valuation n Purchase price reflects a LTM Adjusted EBITDA multiple of 8.1x, net of tax benefits and synergies n Expected to be low-single digit accretive to Adjusted Diluted EPS in year one and double-digit accretive to Adjusted Diluted EPS in year three, excluding transaction-related amortization Financial impact n Targeting a net debt-to-Adjusted EBITDA ratio of less than 4.0x in 24 months from closing n Transaction will be financed with a combination of cash on hand, debt, and equity proceeds subject to market conditions of $300 million to $400 million Financing n Committed financing for the acquisition provided by Credit Suisse and Wells Fargo n The transaction has been approved by the Board of Directors of Performance Food Group Closing and the governing body of Reinhart conditions n The transaction is subject to U.S. federal antitrust clearance and other customary closing conditions and is expected to close by the end of the calendar year (1) On a cash-free, debt-free basis. See PFG’s July 1, 2019 press release for further details. (2) Transaction structured for tax purposes as an asset deal via a purchase of the LLC interests. (3) Reinhart’s CY2018A net revenues. 7

181 53 201 18 112 200 Significant synergy potential 27 109 203 223 238 166 179 85 165 n PFG is a disciplined and proven acquirer with a history of successful integration 62 93 169 n Business functions analyzed during the diligence process included: Procurement, Logistics, Operations and others rd n Synergies expected to be realized by the 3 full fiscal year post closing Run-rate synergies by business area ($ in millions) Run-rate ~$50 million Procurement Logistics Operations Others Total rd Expected run-rate cost synergies of approximately ~$50 million by the 3 full fiscal year post closing 8 181 53 201 18 112 200 Significant synergy potential 27 109 203 223 238 166 179 85 165 n PFG is a disciplined and proven acquirer with a history of successful integration 62 93 169 n Business functions analyzed during the diligence process included: Procurement, Logistics, Operations and others rd n Synergies expected to be realized by the 3 full fiscal year post closing Run-rate synergies by business area ($ in millions) Run-rate ~$50 million Procurement Logistics Operations Others Total rd Expected run-rate cost synergies of approximately ~$50 million by the 3 full fiscal year post closing 8

181 53 201 18 112 200 PFG core operating with strong momentum 27 109 203 223 238 166 179 85 165 62 93 169 n PFG is experiencing solid net sales momentum in its fiscal fourth quarter versus the fourth quarter of fiscal 2018 n Company narrows FY19 Adjusted EBITDA growth outlook to be in a range of 9% – 10% n Reaffirms FY19 Adjusted Diluted EPS growth of 12% – 16% n Integration of Eby-Brown, driven by the Vistar team, is well underway 9 181 53 201 18 112 200 PFG core operating with strong momentum 27 109 203 223 238 166 179 85 165 62 93 169 n PFG is experiencing solid net sales momentum in its fiscal fourth quarter versus the fourth quarter of fiscal 2018 n Company narrows FY19 Adjusted EBITDA growth outlook to be in a range of 9% – 10% n Reaffirms FY19 Adjusted Diluted EPS growth of 12% – 16% n Integration of Eby-Brown, driven by the Vistar team, is well underway 9

181 53 201 18 112 200 Key takeaways 27 109 203 223 238 166 179 85 165 62 93 169 Enhances Accretive to Increases Complementary Significant Attractive distribution Adjusted overall scale businesses synergies valuation (1) platform Diluted EPS ü ü ü ü ü ü (1) Excluding transaction-related amortization. 10 181 53 201 18 112 200 Key takeaways 27 109 203 223 238 166 179 85 165 62 93 169 Enhances Accretive to Increases Complementary Significant Attractive distribution Adjusted overall scale businesses synergies valuation (1) platform Diluted EPS ü ü ü ü ü ü (1) Excluding transaction-related amortization. 10

Appendix Appendix

181 53 201 18 112 200 Statement regarding non-GAAP financial measures 27 109 203 223 238 166 179 85 165 62 93 169 n This presentation includes financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA and Adjusted Diluted EPS. Such measures are not recognized terms under GAAP, should not be considered in isolation or as a substitute for net income or diluted EPS prepared in accordance with GAAP, and are not indicative of amounts as determined under GAAP. Adjusted EBITDA, Adjusted Diluted EPS, and other non-GAAP financial measures have limitations that should be considered before using these measures to evaluate the Company’s financial performance. Adjusted EBITDA and Adjusted Diluted EPS, as presented, may not be comparable to similarly titled measures of other companies because of varying methods of calculation. n Management uses Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction, and other adjustment items permitted in calculating covenant compliance under the Company’s credit agreement and indenture (other than certain pro forma adjustments permitted under our credit agreement and indenture relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under PFG’s credit agreement and indenture, the Company’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the credit agreement and indenture). n PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry. n The following tables include a reconciliation of non-GAAP financial measures to the applicable most comparable U.S. GAAP financial measures. 12 181 53 201 18 112 200 Statement regarding non-GAAP financial measures 27 109 203 223 238 166 179 85 165 62 93 169 n This presentation includes financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA and Adjusted Diluted EPS. Such measures are not recognized terms under GAAP, should not be considered in isolation or as a substitute for net income or diluted EPS prepared in accordance with GAAP, and are not indicative of amounts as determined under GAAP. Adjusted EBITDA, Adjusted Diluted EPS, and other non-GAAP financial measures have limitations that should be considered before using these measures to evaluate the Company’s financial performance. Adjusted EBITDA and Adjusted Diluted EPS, as presented, may not be comparable to similarly titled measures of other companies because of varying methods of calculation. n Management uses Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction, and other adjustment items permitted in calculating covenant compliance under the Company’s credit agreement and indenture (other than certain pro forma adjustments permitted under our credit agreement and indenture relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under PFG’s credit agreement and indenture, the Company’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the credit agreement and indenture). n PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry. n The following tables include a reconciliation of non-GAAP financial measures to the applicable most comparable U.S. GAAP financial measures. 12

181 53 201 18 112 200 Non-GAAP financial measures 27 109 203 223 238 166 EBITDA Non-GAAP reconciliation 179 85 165 n A Includes adjustments for non-cash charges arising from stock-based Fiscal year ended 62 93 169 compensation, interest rate swap hedge ineffectiveness, and ($ in millions, except share and per share data) June 30, 2018 gain/loss on disposal of assets. Stock-based compensation cost was Net income (GAAP) $ 198.7 $21.6 million fiscal 2018. In addition, this includes an increase in the LIFO reserve of $0.3 million for fiscal 2018. Interest expense 60.4 Income tax (benefit) expense (5.1) n B Includes professional fees and other costs related to completed and abandoned acquisitions, costs of integrating certain of our facilities, Depreciation 100.3 facility closing costs, certain equity transactions, and advisory fees. Amortization of intangible assets 29.8 EBITDA (Non-GAAP) 384.1 Impact of non-cash items 23.2 A n Consists primarily of professional fees and related expenses C B associated with productivity initiatives. Impact of acquisition, integration & reorganization charges 5.0 Impact of productivity initiatives C 10.6 D Impa ct of other adjustment items 3.8 n Consists primarily of amounts related to fuel collar derivatives, D Adjusted EBITDA (Non-GAAP) $ 426.7 certain financing transactions, lease amendments, and franchise tax expense and other adjustments permitted under our credit agreement. Diluted Earnings per Share Non-GAAP reconciliation Fiscal year ended n Represents the per share impact of the $38.5 million net benefit to E deferred income tax expense as a result of the Tax Cuts and Jobs ($ in millions, except share and per share data) June 30, 2018 Act and the revaluation of the Company’s net deferred tax liability. Diluted earnings per share (GAAP) $ 1.90 Impact of non-cash items 0.22 Impact of acquisition, integration & reorganization charges 0.04 n F Represents the per share impact of the $11.9 million net benefit to income tax expense as a result of the blended statutory rate for Impact of productivity initiatives 0.10 fiscal 2018 and the resulting rate differential related to temporary Impact of other adjustment items 0.04 differences. Tax impact of above adjustments (0.14) E Tax impact of revaluation of net deferred tax liability (0.37) F n Represents the per share impact of the $15.4 million excess tax Tax impact of other tax law change items (0.11) G benefit recognized as a result of the performance metrics being met Tax impact of stock-based compensation - performance vesting G (0.14) for certain stock-based compensation awards upon the exit of the Adjusted Diluted Earnings per Share (Non-GAAP) $ 1.54 Company’s private-equity shareholders. 13 181 53 201 18 112 200 Non-GAAP financial measures 27 109 203 223 238 166 EBITDA Non-GAAP reconciliation 179 85 165 n A Includes adjustments for non-cash charges arising from stock-based Fiscal year ended 62 93 169 compensation, interest rate swap hedge ineffectiveness, and ($ in millions, except share and per share data) June 30, 2018 gain/loss on disposal of assets. Stock-based compensation cost was Net income (GAAP) $ 198.7 $21.6 million fiscal 2018. In addition, this includes an increase in the LIFO reserve of $0.3 million for fiscal 2018. Interest expense 60.4 Income tax (benefit) expense (5.1) n B Includes professional fees and other costs related to completed and abandoned acquisitions, costs of integrating certain of our facilities, Depreciation 100.3 facility closing costs, certain equity transactions, and advisory fees. Amortization of intangible assets 29.8 EBITDA (Non-GAAP) 384.1 Impact of non-cash items 23.2 A n Consists primarily of professional fees and related expenses C B associated with productivity initiatives. Impact of acquisition, integration & reorganization charges 5.0 Impact of productivity initiatives C 10.6 D Impa ct of other adjustment items 3.8 n Consists primarily of amounts related to fuel collar derivatives, D Adjusted EBITDA (Non-GAAP) $ 426.7 certain financing transactions, lease amendments, and franchise tax expense and other adjustments permitted under our credit agreement. Diluted Earnings per Share Non-GAAP reconciliation Fiscal year ended n Represents the per share impact of the $38.5 million net benefit to E deferred income tax expense as a result of the Tax Cuts and Jobs ($ in millions, except share and per share data) June 30, 2018 Act and the revaluation of the Company’s net deferred tax liability. Diluted earnings per share (GAAP) $ 1.90 Impact of non-cash items 0.22 Impact of acquisition, integration & reorganization charges 0.04 n F Represents the per share impact of the $11.9 million net benefit to income tax expense as a result of the blended statutory rate for Impact of productivity initiatives 0.10 fiscal 2018 and the resulting rate differential related to temporary Impact of other adjustment items 0.04 differences. Tax impact of above adjustments (0.14) E Tax impact of revaluation of net deferred tax liability (0.37) F n Represents the per share impact of the $15.4 million excess tax Tax impact of other tax law change items (0.11) G benefit recognized as a result of the performance metrics being met Tax impact of stock-based compensation - performance vesting G (0.14) for certain stock-based compensation awards upon the exit of the Adjusted Diluted Earnings per Share (Non-GAAP) $ 1.54 Company’s private-equity shareholders. 13